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                                                                   EXHIBIT 10.77
                         TECHNICAL CONSULTING AGREEMENT
                         ------------------------------

     Made  and  entered  this  10th  day  of  December,  2002

Between:

     Travlang Inc., a company incorporated under the laws of the State of Florida

                 (Hereinafter:  The  "Company")
                                                                    ON ONE PART;
and:


    Stefan  Semo
    464  Gorge  Rd.
    Cliffside  Park,  NJ  07010

                 (Hereinafter:  The  "Technical  Consultant")

                                                             ON THE SECOND PART;

               WHEREAS, the Company is in a start up and development phase and requires significant technical consulting, advice, and expertise;

               WHEREAS, the Technical Consultant has significant experience in the Respective technical areas that will be of benefit to the Company in its on going business, plans and goals;

               WHEREAS, the Company therefore desires to retain the Technical Consultant to assist the Company in providing those technical consulting services and advice relating to the operations of the Company in the United States (Hereinafter: "Services");

               WHEREAS the Technical Consultant has agreed to provide the Services to the Company on the terms and conditions set forth in this Agreement. NOW THEREFORE in consideration of the premises and mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1

                        TECHNICAL CONSULTANT'S AGREEMENT

               SECTION  1.1  APPOINTMENT  OF  TECHNICAL  CONSULTANT. The Company
                             --------------------------------------
hereby appoints the Technical Consultant to perform the Services for the benefit of the Company and the Company hereby authorizes the Technical Consultant to exercise such powers as provided under this Agreement. The Technical Consultant accepts such appointment on the terms and conditions herein set forth and agrees to provide the Services.

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               SECTION  1.2  PERFORMANCE  OF  AGREEMENT. During the term of this
                             --------------------------
Agreement, the Technical Consultant shall devote sufficient time, attention, and ability to the business of the Company, and to any affiliate or successor company, as is reasonably necessary for the proper performance of the Services pursuant to this Agreement. Nothing contained herein shall be deemed to require the Technical Consultant to devote his exclusive time, attention and ability to the business of the Company. During the term of this Agreement, the Technical Consultant shall, and shall cause each of his agents assigned to performance of the Services on behalf of the Technical Consultant, to:

               a. at all times perform the Services faithfully, diligently, to the best of his abilities and in the best interests of the Company;

               b. devote such of his time, labor and attention to the business of the Company as is necessary for the proper performance of the Services hereunder.

               SECTION  1.3  AUTHORITY  OF  TECHNICAL  CONSULTANT. The Technical
                             ------------------------------------
Consultant shall have no right or authority, express or implied, to commit or otherwise obligate the Company in any manner whatsoever except to the extent specifically provided herein or specifically authorized by the Company.

               SECTION  1.4  INDEPENDENT TECHNICAL CONSULTANT. In performing the
                             ---------------------------------
Services, the Technical Consultant shall be an independent contractor and not an employee or agent of the Company, except that the Technical Consultant shall be the agent of the Company solely in circumstances where the Technical Consultant must be the agent to carry out his obligations as set forth in this Agreement.

               Nothing in this Agreement shall be deemed to require the Technical Consultant to provide the Services exclusively to the Company and the Technical Consultant hereby acknowledges that the Company is not required and shall not be required to make any remittances and payments required of employers under Israeli or American law on the Technical Consultant's behalf and the Technical Consultant or any of his agents shall not be entitled to the fringe benefits required by either American or Israeli law and provided by the Company to its employees.

                                    ARTICLE 2

                              COMPANY'S AGREEMENTS

               SECTION  2.1  COMPENSATION  OF  TECHNICAL  CONSULTANT.  In
                             ------------------------------------
consideration for the performance of services previously rendered by Technical Consultant to the Company and its subsidiaries and in consideration for the services rendered hereunder, the Company hereby agrees to pay Technical Consultant the aggregate sum of 5,500,000 shares of the Company's common stock as full compensation for the term of this Agreement. Such shares shall be registered with the SEC on a Form S-8 Registration Statement within 90 days from the date of this Agreement. The Company hereby agrees to pay on a pre-approval basis reasonable expenses incurred by Technical Consultant in connection with the Services to be rendered hereunder. Technical Consultant may, from time to time, deem it to be in the best interests of the Company to retain additional consultants in connection with certain specific matters. In such event, the Company hereby agrees to pay any and all fees and expenses of such counsel.

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                                    ARTICLE 3

                                      TERM

               SECTION 3.1 EFFECTIVE DATE. This Agreement shall become effective
                           ---------------
on December 1, 2002 (the "Effective Date"), and shall continue for a period of sixty days (60) days from the Effective Date or until Terminated pursuant to the terms of this Agreement ("Term").

                                    ARTICLE 4

                                CONFIDENTIALITY

               SECTION  4.1 CONFIDENTIALITY. The Technical Consultant shall not,
                            ---------------
except as authorized or required by his duties, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of the Company, which may come to his knowledge during the term of this Agreement and shall keep in complete secrecy all confidential information entrusted to him and shall not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to the Company's business or may be likely so to do.

               This restriction shall continue to apply after the termination of this Agreement without limit in point of time but shall cease to apply to information or knowledge, which may come into the public domain.

               The Technical Consultant shall comply, and shall cause his agents to comply, with such directions, as the Company shall make to ensure the safeguarding or confidentiality of all such information. The Company may require that any agent of the Technical Consultant execute an agreement with the Company regarding the confidentiality of all such information.

               SECTION  4.2 OTHER ACTIVITIES. The Technical Consultant shall not
                            -----------------
be precluded from acting in a function similar to that contemplated under this Agreement for any other person, firm or company.

                                    ARTICLE 5

                                  MISCELLANEOUS

               SECTION  5.1  WAIVER;  CONSENTS.  No consent, approval or waiver,
                             -----------------
express or implied, by either party hereto, to or of any breach of default by the other party in the performance by the other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a general waiver by such party of its rights under this Agreement, and the granting of any consent or approval in any one instance by or on behalf of the Company shall not be construed to waiver or limit the need for such consent in any other or subsequent instance.

               SECTION  5.2  GOVERNING LAW; JURISDICTION. This Agreement and all
                             ----------------------------
matters arising thereunder shall be governed by the laws of the State of New York applicable therein without giving effect to the rules respecting conflict of law, and the parties hereby irrevocably submit to the exclusive Jurisdiction of the courts in New York, NY (USA) in respect of any dispute or matter arising out of, or in connection with, this Agreement.

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               SECTION 5.3 BINDING EFFECT; ASSIGNMENT. This Agreement and all of
                           ----------------------------
its provisions, rights and obligation shall be binding and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned by any party except with the written consent of the other party hereto provided however that any benefit and Compensation provided herein may be assigned without the consent of the other party hereto.

               SECTION  5.4  ENTIRE  AGREEMENT  AND MODIFICATION. This Agreement
                            ----------------------------------
constitutes the entire agreement between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof. To be effective any modification of this Agreement must be in writing and signed by the party to be charged thereby.

               SECTION  5.5 SEVERABILITY. If any provision of this Agreement for
                            ------------
any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been included therein.

               SECTION  5.6  HEADINGS. The headings of the Sections and Articles
                             --------
of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

               SECTION  5.7  FURTHER  ASSURANCES.  The parties hereto agree from
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time  to time after the execution hereof to make, do, execute or cause or permit to be made, done or executed all such further and other lawful acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

               SECTION  5.8  THIRD  PARTIES. Except as specifically set forth or
                             -------------
referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

               IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


Travlang,  Inc.                            Stefan  Semo

/s/  Lucien  Geldzahler                    /s/  Stefan  Semo
--------------------------------------     --------------------------------
Lucien  Geldzahler  President


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